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                                                                    EXHIBIT 24.1

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ BARBARA T. ALEXANDER
                                    -------------------------------------
                                    Barbara T. Alexander
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ DAN W. COOK III
                                    -------------------------------------
                                    Dan W. Cook III
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ JUAN L. ELEK
                                    -------------------------------------
                                    Juan L. Elek
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.


                                              /s/ TIMOTHY R. ELLER
                                              ---------------------------------
                                              Timothy R. Eller
                                              Director
                                              Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ THOMAS J. FALK
                                    -------------------------------------
                                    Thomas J. Falk
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ CLINT W. MURCHISON, III
                                    -------------------------------------
                                    Clint W. Murchison, III
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ CHARLES H. PISTOR, JR.
                                    -------------------------------------
                                    Charles H. Pistor, Jr.
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ FREDERIC M. POSES
                                    -------------------------------------
                                    Frederic M. Poses
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ DAVID W. QUINN
                                    -------------------------------------
                                    David W. Quinn
                                    Director
                                    Centex Corporation

\



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ THOMAS M. SCHOEWE
                                    -------------------------------------
                                    Thomas M. Schoewe
                                    Director
                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


THE UNDERSIGNED hereby constitutes and appoints Lawrence E. Hirsch and Timothy
R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003, together with any and all amendments thereto.

This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2003.

                                    /s/ PAUL T. STOFFEL
                                    -------------------------------------
                                    Paul T. Stoffel
                                    Director
                                    Centex Corporation